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                                                                  EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports dated September 10, 1998 included in this annual report on Form 10-K into the Company's previously filed: Form S-8 Registration Statement File No. 33-22485 and Form S-3 Registration Statement File No. 33-22485.

                                          /s/ Arthur Andersen LLP

Lancaster, PA
September 24, 1998